Exhibit 99.2

www.thorindustries.com INVESTOR PRESENTATION SEPTEMBER 27, 2017 www.thorindustries.com

Forward Looking Statements This presentation includes certain statements that are “forward looking” statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon Thor, and inherently involve uncertainties and risks . These forward looking statements are not a guarantee of future performance . We cannot assure you that actual results will not differ from our expectations . Factors which could cause materially different results include, among others, raw material and commodity price fluctuations, raw material or chassis supply restrictions, the level of warranty claims incurred, legislative, regulatory and tax policy developments, the costs of compliance with increased governmental regulation, legal and compliance issues including those that may arise in conjunction with recent transactions, the potential impact of increased tax burdens on our dealers and retail consumers, lower consumer confidence and the level of discretionary consumer spending, interest rate fluctuations, the potential impact of rising interest rates on the general economy and specifically on our dealers and consumers, restrictive lending practices, management changes, the success of new product introductions, the pace of obtaining and producing at new production facilities, the pace of acquisitions, the potential loss of existing customers of acquisitions, the integration of new acquisitions, our ability to retain key management personnel of acquired companies, a shortage of necessary personnel for production, the loss or reduction of sales to key dealers, the availability of delivery personnel, asset impairment charges, cost structure changes, competition, the impact of potential losses under repurchase agreements, the potential impact of the strength of the U . S . dollar on international demand, general economic, market and political conditions and other risks and uncertainties, including those discussed more fully in ITEM 1 A of our Annual Report on Form 10 - K for the year ended July 31 , 2017 . We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based, except as required by law . 2

Table of Contents Overview and Current Industry Conditions 4 Fourth Quarter 2017 Update 14 Appendix: Financial & Market Data 22 3

4 Overview and Current Industry Conditions

Thor – Strong Investment Appeal » Solid growth company throughout its 37 - year history – 27.9% compounded annual five - year EPS growth* o Balance of organic growth and accretive acquisitions » M arket leader in a growing industry – RV shipments projected to grow 11.4% in calendar 2017, and a five - year CAGR of 10.9%** » History of returning cash to shareholders via dividends and stock buybacks – more than $1 billion returned to shareholders over Thor’s history » Strong financial position – increased profitability and operating cash flow, clean balance sheet 5 $2,640 $3,242 $3,525 $4,007 $4,582 $7,247 FY12 FY13 FY14 FY15 FY16 FY17 Net Sales (Continuing Ops., $ millions) $2.07 $2.86 $3.29 $3.79 $4.91 $7.09 FY12 FY13 FY14 FY15 FY16 FY17 Diluted EPS (Continuing Ops.) $0.15 $0.18 $0.23 $0.27 $0.30 $0.33 FY12 FY13 FY14 FY15 FY16 FY17 Quarterly Dividends*** (Fiscal Years Ended July 31) * Based on Diluted EPS from continuing operations ** Source: RVIA RV Roadsigns Fall 2017 *** In addition to regular quarterly dividends, Thor paid special dividends of $1.50 in FY13 and $1.00 in FY14. The declarati on of future dividends and the establishment of the per share amounts, record dates and payment dates for any such future dividends are subject to compliance with the credit facility and determination of the Board , a nd are dependent upon future earnings, cash flows and other factors.

Solid Economic Fundamentals Support Continued RV Industry Growth 6 Continued Favorable Macro Environment » High consumer confidence » Favorable employment and wage trends » Continued gains in household wealth » Low interest rates » Wide credit availability for both wholesale and retail » Stable fuel prices and wide availability » Favorable macro environment supports strong industry performance: 10% CAGR IN NEW RV UNIT SHIPMENTS SINCE 2010 * 34 % OF RVS SOLD IN 2016 WERE TO FIRST - TIME BUYERS – 8 IN 10 OF THOSE NEW BUYERS WERE UNDER AGE 65 * * Source: RVIA, RV Industry Power Breakfast Presentation, May 2017

Consumer Trends Support Continued RV Industry Growth 7 THE OPPORTUNITY : If an additional 1% of potential first - time buyers interested in new RVs enter the RV lifestyle, that represents the potential for an additional 166,000 units in an industry that is projected to produce 479,700 units** in calendar 2017. * Source: RVIA, RV Industry Power Breakfast Presentation, May 2017 ** Source: RVIA RV Roadsigns Fall 2017 40% = 129M 38% = 49M 16.6M Consumers identify as “Active Family Adventurers” or “Nature Lovers” Most likely groups to own or rent an RV in the future * Potential first - time buyers were interested in NEW RVs * Potential first - time buyers have investigated purchase or visited an RV showroom or dealership *

Trends Driving Growth: Demographics 8 » + 3.4 MILLION new households have started camping since 2014 * » Gen X and Millennials made up 72 % of campers in 2016 * » Younger campers looking for affordable recreation experiences » Interested in trying different accommodations, including RVs » Latino, African American, Asian and other ethnicities represented 39% of new campers in 2016; 26% of all campers * » RV camping viewed as an attractive way to spend time with families and friends MORE POTENTIAL RV BUYERS ** POPULATION: DRIVERS: +159% 2X SINCE 1970 * Source: KOA 2017 North American Camping Report ** Source : RVIA, RV Industry Power Breakfast Presentation, May 2017

Trends Driving Growth: Lifestyle 9 Recreational sports » $887 billion spent on “outdoor recreation” in 2016* » Trend toward getting more active and leading a healthier lifestyle » Growing use of RVs with youth sports leagues and tournaments Camping » In 2016, 37.1 million U.S. households camped at least once during the year, and 22% of them were RV campers** ◦ Viewed as an affordable vacation option and a stress reducer ◦ Availability of technology in RVs makes them more attractive to younger consumers ◦ Variety of RV price points and amenities creates opportunities to convert tent campers to RVs Wide variety of uses » Tailgating at spectator sports, from college and professional football to auto racing and youth sports, continues to grow » Lifestyle events , such as equestrian events, pet and craft shows, are also growing demand for RVs » Flexibility of using RVs makes them ideal for shorter vacations/weekend getaways * Source : “ The Outdoor Recreation Economy Report” Outdoor Industry Association, 2017 ** Source: KOA 2017 North American Camping Report

Health of the RV Channel 10 Dealer Inventory Levels: » Overall dealer inventory levels remain healthy » Total days in inventory at dealers are stable » Average age of RV inventory on dealer lots remains low » Used inventory levels remain low, supporting trade - in values and demand for new RVs Wholesale Financing: » Credit broadly available » Normal credit line utilization » New lenders have entered the market since the downturn ended » Lenders remain disciplined with curtailments motivating dealers to focus on turning inventory Retail Financing: » Credit broadly available » Lenders remain disciplined on down payments and terms » Sub - prime virtually non - existent

Opportunities for Continued Growth – Product Innovations & Manufacturing 11 Growth Levers » Continuous investments in new products, features and floorplans ◦ Short product development cycle enables us to introduce new models every year, reinforcing the consumer trade - in cycle » Organic growth through continued investment in new facilities, production lines and equipment ◦ Invested $209 million over the past three years on property, plant and equipment; $175 million investment expected in fiscal 2018 » Improvements in operating efficiencies to drive margin growth ◦ Ongoing efforts to implement c ontinuous p rocess improvement at organic and acquired production plants

Opportunities for Continued Growth – Further Market Penetration 12 Growth Levers » Expanded Thor marketing efforts ◦ M arketing to younger families and more diverse consumer segments » Geographic expansion ◦ Recent new or expanded campuses in Idaho to serve West Coast demand » Opportunistic acquisitions ◦ Successfully integrated Jayco - f urther margin gains expected going forward

2017 Dealer Open House » We hosted our 8 th annual Dealer Open House September 18 - 21, 2017, in Elkhart, Indiana. Show highlights include: ◦ Record attendance ◦ Record orders ◦ Dealers highly optimistic regarding remainder of 2017 and calendar 2018 ◦ Numerous product introductions or redesigns with a concentrated focus on: ◦ Lightweight, entry - level units in virtually all product categories ◦ Industry - unique floorplan designs targeted to our expanding customer base ◦ Introduction of our new marketing campaign – Go Your Own Way™ 13

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Fourth Quarter Key Messages 15 Strategic Execution Robust Consumer Demand Outlook » 14th quarter of record revenues from continuing operations for the applicable quarter » Strong growth in revenues, both organically and from acquisitions » Double - digit organic sales growth in both segments – towables and motorized – outpacing the industry ◦ Organic sales growth of 20.4% in the fourth quarter of fiscal 2017 » Successful execution of our strategic plan ◦ Integration of Jayco acquisition with significant margin improvement throughout the year » Consolidated Recreational Vehicle (RV) backlogs nearly doubled to $ 2.33 billion versus 2016 fourth quarter of $ 1.20 billion » Demand driven by continued strong consumer preference for our affordably - priced travel trailers and motorhomes » Continued strength in the RV Industry macro environment, health of the dealer channel and expanding consumer base give us reason for continued optimism on Thor’s future

Fourth Quarter 2017 Results Up Double Digits 16 » Record fourth - quarter results » Gross profit up, though gross margins were lower due primarily to market driven changes in product mix and acquisition impact » Strength at retail shows and dealer lot activity has continued, as new consumers embrace the benefits of RVing $1,292.6 $1,934.7 Q4FY16 Q4FY17 Net Sales ($ millions) $82.8 $119.5 Q4FY16 Q4FY17 Net Income ($ millions ) $1.57 $2.26 Q4FY16 Q4FY17 Diluted EPS $223.4 $301.3 Q4FY16 Q4FY17 Gross Profit ($ millions)

Fourth Quarter 2017 17 Towable Segment » Continued mix shift toward more affordably - priced travel trailers » Market share continued to improve through June 2017, with U.S. Towable share increasing from 48.0% to 48.6% while Canadian Towable share remained stable at 56.1%* » Demand remains strong - Towable backlogs up 93% $961.1 $1,408.2 Q4FY16 Q4FY17 Net Sales ($ millions) $735.1 $1,416.2 Q4FY16 Q4FY17 Backlog ($ millions ) $108.7 $152.2 Q4FY16 Q4FY17 Income Before Tax ($ millions) $175.6 $237.3 Q4FY16 Q4FY17 Gross Profit ($ millions) * Source: Statistical Surveys, Inc. YTD June 30, 2017 vs. YTD June 30, 2016

Fourth Quarter 2017 18 Motorized Segment » Continued mix shift toward more affordably - priced Class C and gas Class A motorhomes » Market share momentum continued through June 2017, with U.S. Class A and C market share increasing from 36.7% to 41.6% and Canadian Class A and C market share increasing from 37.1% to 41.5%* » Demand remains strong - Motorized backlogs up 98% $292.7 $485.2 Q4FY16 Q4FY17 Net Sales ($ millions) $461.8 $915.6 Q4FY16 Q4FY17 Backlog ($ millions ) $22.2 $30.6 Q4FY16 Q4FY17 Income Before Tax ($ millions) $37.5 $52.5 Q4FY16 Q4FY17 Gross Profit ($ millions) * Source: Statistical Surveys, Inc. YTD June 30, 2017 vs. YTD June 30, 2016

Strategic Actions Affecting Near - Term Gross Margins 19 » Thor’s consolidated margin for Q4 was impacted by our decision to maximize earnings by capitalizing on market trends and focusing product mix to entry - level buyers o We anticipate entry - level buyers will adopt the RV lifestyle and trade up over time » Acquisition of Jayco also impacted the consolidated gross margin decline o Jayco has generated significant positive gross margin trends since acquisition » Additionally , margins were modestly impacted by increases in labor costs due to the tight labor market in Northern Indiana As anticipated, consolidated g ross m argin for the fourth quarter of fiscal year 2017 declined on a year - over - year basis 18.1% 8.4% 17.3% 16.0% 14.3% 15.6% Gross Margin * Q4FY16 Q4FY17 * Q4FY16 Q4FY17 * Q4FY16 Q4FY17 Excluding Jayco Jayco Total * Includes 1 month of activity due to June 30, 2016 acquisition date

Fourth Quarter Jayco Impact 20 » Jayco had a significant, positive impact on the fourth quarter, given three months of results in Q4 FY17 vs. one in Q4 FY16: ◦ Incremental $399.1 million in revenues ◦ Incremental $63.2 million to gross profit, but dilutive to gross profit margin as expected » Jayco gross margin improved to 14.3% in the fourth quarter, from less than 11% in the first nine months of fiscal 2017 » Accretive to the fourth quarter » Results included amortization expense of $10.0 million associated with the acquisition in Q4 FY17 vs. $4.5 million in Q4 of FY16 » Q4 of FY16 also included purchase accounting adjustments which reduced gross profit $2.2 million

$111.4 $151.7 $175.5 $202.0 $258.0 $374.3 FY12 FY13 FY14 FY15 FY16 FY17 Net Income (Continuing Ops., $ millions) $2,640 $3,242 $3,525 $4,007 $4,582 $7,247 FY12 FY13 FY14 FY15 FY16 FY17 Net Sales (Continuing Ops., $ millions) Key Stats (As of or For the Fiscal Years Ended July 31) 21 $2.07 $2.86 $3.29 $3.79 $4.91 $7.09 FY12 FY13 FY14 FY15 FY16 FY17 Diluted EPS (Continuing Ops.) 12.1% 13.1% 13.3% 13.9% 15.9% 14.4% FY12 FY13 FY14 FY15 FY16 FY 17 Gross Margin (Continuing Ops.) Income Statement Balance Sheet & Cash Flow $218.6 $236.6 $289.3 $183.5 $209.9 $223.3 FY12 FY13 FY14 FY15 FY16 FY17 Cash & Investments ( $ millions) $374 $469 $473 $398 $365 $399 FY12 FY13 FY14 FY15 FY16 FY17 Working Capital ( $ millions) $118.8 $145.1 $149.3 $247.9 $341.2 $419.3 FY12 FY13 FY14 FY15 FY16 FY17 Operating Cash Flow ( $ millions) $360.0 $145.0 FY16 FY17 Debt ( $ millions)

Appendix: Financial & Market Data 22

Seasonal Shipment Patterns 23 0 10,000 20,000 30,000 40,000 50,000 60,000 Units Retail * Wholesale ** * Source: Statistical Surveys, Inc., U.S. and Canada ** Source: Recreation Vehicle Industry Association

RV Wholesale Market Trends (Units 000s) 24 106.9 133.6 140.6 196.6 215.7 186.9 189.9 211.7 215.8 187.9 173.1 163.1 203.4 227.8 259.5 247.2 247.5 254.5 292.7 321.2 300.1 256.8 311.0 320.8 370.1 384.4 390.5 353.5 237.0 165.6 242.3 252.3 285.8 321.1 356.8 374.2 430.7 479.7 491.2 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (e) 2018 (e) Historical Data: Recreation Vehicle Industry Association; Calendar years 2017 and 2018 represent RVIA estimates as of Fall RV Roadsigns , published in August 2017

RV Wholesale Market Towable Trends (Units 000s) 25 78.4 98.1 99.4 127.1 133.7 118.1 122.1 137.9 142.9 126.7 120.8 121.1 156.5 176.5 201.3 194.3 192.2 199.5 229.1 249.6 239.1 207.6 250.6 258.9 298.3 323.0 334.5 298.1 208.6 152.4 217.1 227.5 257.6 282.7 312.8 326.9 376.0 419.5 429.3 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (e) 2018 (e) Historical Data: Recreation Vehicle Industry Association; Calendar years 2017 and 2018 represent RVIA estimates as of Spring RV Roadsigns , published in August 2017

RV Wholesale Market Motorized Trends (Units 000s) 26 28.5 35.4 41.2 69.5 82.0 68.7 67.7 73.7 72.8 61.1 52.3 41.9 46.9 51.3 58.2 52.8 55.3 55.1 63.5 71.5 61.0 49.2 60.4 62.0 71.7 61.4 55.8 55.4 28.4 13.2 25.2 24.8 28.2 38.4 44.0 47.3 54.7 60.2 61.9 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (e) 2018 (e) Historical Data: Recreation Vehicle Industry Association; Calendar years 2017 and 2018 represent RVIA estimates as of Fall RV Roadsigns , published in August 2017

RV Industry Demand » Industry retail demand has shifted toward more lightweight, affordably - priced towables and gas Class A and Class C motorhomes as consumers seek value » Wholesale units typically outpace retail in the early part of the calendar year; historically sales become more balanced as we reach the peak retail selling season 27 2013 2014 2015 2016 2017 YTD Industry Retail Registrations* 301,481 units (+14.7%) 328,866 units (+9.1%) 375,420 units (+14.2%) 413,269 units (+10.1%) 246,488 units (+12.8%) Industry Wholesale Shipments** 321,127 units (+12.4%) 356,735 units (+11.1%) 374,246 units (+4.9%) 430,691 units (+15.1%) 256,430 units (+13.3%) * Statistical Surveys, Inc., includes US and Canada. 2013, 2014, 2015 & 2016 Full Year Actual, 2017 YTD through June 30 ** RVIA wholesale shipments for full years 2013, 2014 , 2015 & 2016, 2017 YTD through June 30 Calendar Year

Thor Dealer Inventory » Dealers remain confident with orders reflecting normal ordering patterns » Orders generally expected to reflect 1 - for - 1 replacement as units are sold at retail » Dealer inventory generally remains appropriate for current conditions in both towable and motorized » Lenders are comfortable with current dealer inventory turns and current credit line utilization; year - over - year turns have generally increased modestly, resulting in a slight reduction in average age of Thor units on dealers’ lots 28 July 31, 2017 July 31, 2016 Unit Change % Change 109,700 94,500 15,200 16.1% Dealer Inventory (units)

Total Share % Total Share % Total Share % Total Share % THOR* 118,891 48.2% 195,973 47.4% 178,520 47.6% 160,663 48.9% Forest River** 85,774 34.8% 144,909 35.1% 132,923 35.4% 112,979 34.4% Grand Design 8,909 3.6% 11,717 2.8% 7,000 1.9% 4,174 1.3% Winnebago 7,621 3.1% 13,093 3.2% 12,143 3.2% 10,395 3.2% Gulfstream 2,782 1.1% 5,129 1.2% 4,806 1.3% 4,562 1.4% REV Group 2,032 0.8% 3,237 0.8% 3,382 0.9% 4,888 1.5% Subtotal 226,009 91.6% 374,058 90.5% 338,774 90.3% 297,661 90.5% All Others 20,479 8.4% 39,211 9.5% 36,646 9.7% 31,205 9.5% Grand Total 246,488 100.0% 413,269 100.0% 375,420 100.0% 328,866 100.0% Y/E 12/31/16 Y/E 12/31/15 Y/E 12/31/14YTD 6/30/17 RV Industry Retail Market Share 29 Source: Statistical Surveys, Inc., U.S. and Canada * Thor adjusted to include historical results of Jayco, Livin ’ Lite, Bison Coach, K - Z, Inc., Cruiser RV, and DRV Luxury Suites for all periods presented ** Forest River includes Palomino, Coachmen, Prime Time, Shasta and Dynamax

Thor RV Retail Market Share Trend (Units) 30 54.9% 53.7% 51.3% 49.7% 48.9% 49.5% 25.4% 29.4% 31.0% 32.8% 37.8% 41.6% 16.7% 22.1% 21.9% 22.1% 18.3% 14.9% 2012 2013 2014 2015 2016 2017 YTD Towable Retail Share* Class A/C Retail Share* Class B Retail Share* *Source: Statistical Surveys Inc., U.S. and Canada, calendar years 2012 - 16, 2017 YTD through June 30. Historical results adjusted to include results of Jayco, Livin’ Lite, Bison Coach, K - Z, Inc., Cruiser RV and DRV Luxury Suites for all periods presented. Note: Towable market share includes Travel Trailers, Fifth Wheels, Camping Trailers and Park Models.

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